                        Prudential Mortgage Income Fund

                        Supplement Dated August 27, 1998
                       to Prospectus Dated March 3, 1998

    The Directors of Prudential Mortgage Income Fund, Inc. (the Fund) have recently approved a proposal to exchange the assets and liabilities of the Fund for shares of Prudential Government Income Fund, Inc. (Government Income Fund). Class A, Class B, Class C and Class Z shares of the Fund would be exchanged at relative net asset value for Class A, Class B, Class C and Class Z shares, respectively, of Government Income Fund.

    The transfer has been approved by the Board of Directors of the Fund and by the Board of Directors of Government Income Fund and is subject to approval by the shareholders of the Fund. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to shareholders in late October 1998.

    Under the terms of the proposal, shareholders of the Fund would become shareholders of Government Income Fund. No sales charge would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of its counsel that the transaction would be a tax-free reorganization under the Internal Revenue Code and therefore no gain or loss for Federal income tax purposes would be recognized by shareholders of the Fund.

    Effective immediately, the Fund will no longer accept orders to purchase or exchange into shares of any class except for purchases by certain Retirement and Employee Plans (excluding IRA accounts). Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption privilege will remain in effect until the transaction is consummated.

    Government Income Fund's investment objective is to seek high current return.
MF 102A-1